UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2024

AMG Comvest Senior Lending Fund

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01669	93-4109571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 S. Rosemary Avenue, Suite 1700 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 727-2001

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 29, 2024, the Board of Trustees of AMG Comvest Senior Lending Fund (the “Fund”) appointed David Lambert as an Independent Trustee of the Fund, defined as a Trustee who (i) is not an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, and (ii) meets the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder and under the Securities Act of 1933, as amended, effective February 29, 2024.

Mr. Lambert, 70, is a former partner of Goldman Sachs and Co. Currently he serves as Treasurer of the Kravis Center in West Palm Beach, Florida, he is also head of the investment committee. In addition, Mr. Lambert serves on the Board of Trustees for the Palm Beach Florida employees retirement fund and the St. Edwards Church investment committee. Mr. Lambert has spent his career involved in global financial markets. Mr. Lambert graduated from Dickinson College with a BA in Psychology and later earned an MBA from the University of Chicago in Finance.

There is no arrangement or understanding between Mr. Lambert and any other person pursuant to which he was appointed as an Independent Trustee of the Fund. Further, with regard to Mr. Lambert, there are no transactions since the beginning of the Fund’s last fiscal year, or any currently proposed transaction, in which the Fund is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG COMVEST SENIOR LENDING FUND

Date: March 4, 2024	By:	/s/ Michael Altschuler
	Name:	Michael Altschuler
	Title:	Vice President